UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2017

DESTINATION MATERNITY CORPORATION

(Exact name of Registrant as specified in Charter)

Delaware	0-21196	13-3045573
(State or Other Jurisdiction of Incorporation or Organization)	Commission File number	(I.R.S. Employer Identification Number)

232 Strawbridge Drive

Moorestown, NJ 08057

(Address of Principal Executive Offices)

(856) 291-9700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02        Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

Equity Incentive Plan Amendment

At the Annual Meeting (defined below), the stockholders of Destination Maternity Corporation (the “Company”) approved an amendment to the Company’s 2005 Equity Incentive Plan (the “Plan”), which was submitted to the stockholders for approval at the Annual Meeting (as defined below).

The Plan, as amended and restated, provides for: (i) an increase of 750,000 in the number of shares of common stock of the Company (“Common Stock”) available for issuance under the Plan, from 2,800,000 shares to an aggregate of 3,550,000 shares (not more than 2,250,000 of which could be issued as restricted stock or restricted stock unit awards); (ii) a minimum 1-year service-based vesting period from the date of grant on any awards issued under the Plan, subject to certain exceptions; (iii) all dividends and distributions paid with respect to restricted stock awards to remain subject to the restrictions applicable to the underlying restricted stock award; and (iv) the removal of the discretion of the Company’s Board of Directors (the “Board”) to determine that a change in control has occurred, if the underlying event is not specifically set forth in the definition of change in control in the Plan. As a consequence of this stockholder approval, grants of restricted stock for 650,000 shares of the Company’s common stock, which were contingent upon such stockholder approval, were made to certain key employees of the Company, as more specifically described in the Supplement to the Proxy Statement dated October 4, 2017. Aside from these provisions, the Plan is substantially unchanged as a result of the amendment and restatement approved by the Company’s stockholders.

A copy of the Plan, as amended and restated, is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the amendment is qualified in its entirety by reference to the full text of the Plan.

Retention Bonus Agreements

On October 19, 2017, the Company entered into a retention bonus agreement with each of Ronald J. Masciantonio, the Company’s Executive Vice President & Chief Administrative Officer, and David Stern, the Company’s Executive Vice President & Chief Financial Officer, pursuant to which each of them received a lump sum retention bonus of $125,000. If, prior to October 19, 2018, the Company terminates the employment of either officer for “Cause” or if either of them resigns without “Good Reason” (as each such term is defined in the Destination Maternity Severance Plan), such officer is obligated to repay the Company the after-tax portion of such bonus. Additionally, if Mr. Masciantonio were to receive a transaction bonus due to a consummation of a Board-approved change in control of the Company that occurs prior to January 1, 2018, the amount of any such transaction bonus would be reduced and offset dollar for dollar by the retention bonus.

The foregoing description of the retention agreements is qualified in its entirety by reference to the full text of the agreements, copies of which will be filed as exhibits to the Company’s quarterly report on Form 10-Q for the quarter ending October 28, 2017.

Item 5.07	Submission of Matters to a Vote of Security Holders

On October 19, 2017, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”) in Moorestown, New Jersey. As of September 18, 2017, the Company’s record date, there were a total of 13,960,777 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 10,645,314 shares of Common Stock were represented in person or by proxy and, therefore, a quorum was present.

The stockholders of the Company voted on the following items at the Annual Meeting:

(1)    The election of four directors for a term expiring at the 2018 Annual Meeting of Stockholders of the Company;

(2)    The ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending February 3, 2018;

(3)    The approval of an amendment to the Company’s 2005 Equity Incentive Plan;

(4)    The approval, by non-binding advisory vote, of executive compensation; and

(5)    The approval, by non-binding advisory vote, of the frequency of non-binding advisory votes on executive compensation.

Pursuant to the certified tabulation of votes received by the Company from the independent inspector of elections on October 20, 2017, results of the Annual Meeting are as set forth below:

Votes regarding the election of the director nominees were as follows:

	For	Against	Abstain	Broker Non-Votes
Michael J. Blitzer	5,219,486	3,862,108	29,780	1,533,940
Barry Erdos	5,216,420	3,865,196	29,758	1,533,940
Melissa Payner-Gregor	5,197,692	3,886,044	27,638	1,533,940
B. Allen Weinstein	5,221,493	3,857,743	32,138	1,533,940

Based on the votes set forth above, the director nominees were duly elected.

The proposal to ratify the appointment of KPMG as independent registered public accountants for the fiscal year ending February 3, 2018 received the following votes:

For	Against	Abstain	Broker Non-Votes
9,832,557	183,777	628,980	0

Based on the votes set forth above, the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending February 3, 2018 was duly ratified.

The proposal to approve an amendment to the Company’s 2005 Equity Incentive Plan to receive the following votes:

For	Against	Abstain	Broker Non-Votes
4,888,012	1,473,675	2,749,687	1,533,940

Based on the votes set forth above, the amendment to the Company’s 2005 Equity Incentive Plan was duly approved.

The proposal to approve the Company’s executive compensation received the following votes:

For	Against	Abstain	Broker Non-Votes
5,196,564	3,768,087	146,723	1,533,940

Based on the votes set forth above, the Company’s executive compensation was approved.

The proposal to approve the frequency of voting regarding the Company’s executive compensation received the following votes:

1-Year	2-Years	3-Years	Abstain	Broker Non-Votes
8,425,385	176,304	370,464	139,221	1,533,940

Based on the votes set forth above, annual voting regarding the Company’s executive compensation was approved. Based on the voting results with respect to the frequency of the advisory vote on executive compensation, the Board has determined that the Company will hold a non-binding, advisory vote on executive compensation annually.

Item 7.01	Regulation FD Disclosure

On October 19, 2017, the Company issued a press release announcing the preliminary results of the Annual Meeting. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statement and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Destination Maternity Corporation Amended and Restated 2005 Equity Incentive Plan, adopted as of October 19, 2017.

99.1	Press Release of the Company, dated October 19, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Destination Maternity Corporation

Date: October 20, 2017	By:	/s/ David Stern
		Name:	David Stern
		Title:	Executive Vice President and Chief Financial Officer